PHOENIX INVESTMENT PARTNERS

                           ANNUAL REPORT

                                         JULY 31, 2000

       ABERDEEN



                                         PHOENIX-ABERDEEN
                                         GLOBAL SMALL
                                         CAP FUND


                                         PHOENIX-ABERDEEN
                                         NEW ASIA FUND




[PHOENIX INVESTMENT PARTNERS LOGO]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:
[PHOTO]

  We are pleased to provide this annual report for the Phoenix-Aberdeen Global Small Cap Fund and the Phoenix-Aberdeen New Asia Fund for the 12 months ended July 31, 2000. On the following pages, your Fund's portfolio management team reviews events in the worldwide equity markets that affected performance over the last year and discusses their investment strategy. We hope you find their comments informative.

  Given the unprecedented volatility that markets everywhere have been experiencing, this may be a good time to review a few "basics of investing."

  REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And over time, that could make a big difference in how successful you are in achieving your personal financial goals.

  DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

  TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy less. Periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels, and investors should consider their ability to continue purchases through periods of low price levels.

  Investors' biggest challenge is adopting an investing discipline and committing to it. Your financial advisor can provide the insight and wisdom to help keep you on track to meet your personal goals.

  If you have any questions, please call your financial advisor or a Phoenix customer service representative at 1-800-243-1574 between 8 a.m. and 6 p.m., Monday through Friday. You can purchase or exchange shares, check your balance, and review your account history by visiting our INVESTOR CENTER at www.phoenixinvestments.com or by calling 1-800-243-1574 (option 1).

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a globally diversified portfolio of equity securities of small and medium-sized companies. A healthy financial structure and solid fundamental prospects will be sought, but given the limited operating history of smaller companies, in certain situations some of the above factors will not be available or remain to be proven. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks and that small company investing also involves added risks, including greater price volatility, less liquidity and increased competitive threat.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: The Fund had very strong returns compared with its benchmark. For the 12 months ended July 31, 2000, Class A shares returned 37.45% and Class B shares returned 36.34% compared with a return of only 5.18% for the FT/S&P-Actuaries World Index of Medium/Small Companies.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS CONTRIBUTED MOST TO THIS GOOD PERFORMANCE?

A: Small-cap stocks, which began to rally in the first half of 1999, continued to perform well into the second half of that year and also started 2000 strongly. However, since reaching their peak in mid-March, small caps have given up some of their large gains, particularly stocks in the technology sector.

Q: WHICH REGIONS PERFORMED EXCEPTIONALLY WELL? WHAT WERE SOME DISAPPOINTING AREAS DURING THE PERIOD?

A: In the United States our technology holdings benefited for the most part from the surge in share prices in that sector. Brooktrout, Crown Castle International and L-3 Communications had above-average returns, and we took profits in Mastec after it had soared in price. Outside the technology area, the overall performance for U.S. smaller companies in the portfolio was generally good. Substantial gains were made in the energy sector, with Calpine and Dynegy performing particularly well, while Trigon Healthcare and steel pipe manufacturer Shaw Group were other notable successes.

    In the UK, we continued to make and take profits from our holding in Charles Stanley, a stock brokerage firm, but software company Gresham Computing was a disappointment. A similar mixed pattern was seen in Europe where companies such as Artimplant of Sweden and NH Hoteles of Spain have performed well, but returns have been restricted by the weakness of the euro. In Japan, our relatively few holdings have made little progress, with a similar story in Asia with the exception of Giordano of Hong Kong. Finally, our Latin American investments have done well as our Mexican holdings benefited from the positive market reaction to the July presidential election.

(1) THE FT/S&P-ACTUARIES WORLD INDEX IS AN UNMANAGED, COMMONLY USED BROAD MARKET INDEX, COVERING COUNTRIES IN THE PACIFIC BASIN, EUROPE AND THE AMERICAN MARKETS. THE MEDIUM/SMALL COMPANIES COMPONENT CONSISTS OF MEDIUM- TO SMALL-CAPITALIZATION COMPANIES IN THE WORLD INDEX. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR WORLDWIDE MARKETS AND IN PARTICULAR FOR SMALLER COMPANIES?

A: While global output probably peaked in the second quarter and is likely to slow through the latter part of the year, world economic growth prospects remain remarkably good, in our view. However, the balance of growth is shifting with the U.S. economy unable to sustain the boom-like conditions experienced for much of last year and earlier this year. The increase in energy prices is having the effect of a spending tax, while less buoyant financial markets and higher interest rates have begun to have a negative impact. Even so, we expect second-quarter GDP growth to be around 3.5%, with second-half activity slightly faster. As yet, we see little to suggest that the U.S. slowdown should be any more acute. Consumer and business confidence remains high, and financial markets have recovered sharply from their April lows. So far the evidence points more to a return to trend-like growth than outright weakness.

    By contrast, continental European economic data releases have tended to surprise on the upside. GDP growth in the second quarter and probably the third is likely to be not too far short of a 4% annual rate, while forward-looking indicators remain strong. Recently, numerous European officials have commented on the euro-zone's excellent progress and prospects. The German Finance Minister, Hans Eichel, may have exaggerated the position when he remarked that "I see a chance for the EU to take over as the locomotive of world growth." However, the comment does exemplify the degree of confidence currently felt in Europe. Indeed, growth next year may well be supported increasingly by household consumption.

    Reports present a mixed picture of the pace of UK economic activity but still confirm growth at around 3% this year. While surveys indicate manufacturing activity remains fairly subdued, consumer spending is relatively robust and is expected to hold up well through next year, especially if base rates are nearing a peak.

    Japan's cyclical recovery is still on course with July's "Tankan" survey of business conditions improving for the sixth straight month. Capital spending plans were strong for both large and small firms, but that alone will not be enough to pull the economy out of its trough, in our opinion. Faster household spending will be needed for the economy to achieve a self-sustaining domestic recovery not requiring government support, and there is little to suggest this is under way.

    While there are some signs of a slowing from the torrid pace of growth last year, the growing support from domestic demand and the global technology upswing should ensure Asian Pacific regional growth is maintained in a 5-6% range. In addition, China's progress appears more robust with deflationary pressures easing and GDP now growing in excess of 8%.

    In general, core inflation figures have yet to show any real passthrough effect from the $30 per barrel oil price that is pushing CPI numbers higher. Even with buoyant consumer spending, many companies still find it difficult to impose price increases. Financial markets tended to gloss over upward revisions to first-quarter U.S. GDP deflators, but in both the U.S. and Europe, further deterioration in core numbers is probable as the year progresses. European CPI, in particular, is breaching its headline target, and any further weakening of the euro will only add to concerns.

    In summary, after a very strong start to the year, global growth is moderating, principally due to slower U.S. activity. Europe by contrast is accelerating, while Japan is recovering but sluggishly. Fears of a "hard landing" have therefore abated; bonds rallied and interest rate fears eased. It is still debatable, however, whether the U.S. economic slowdown will prove sustainable and sufficient to ease growing wage/price pressures.

    After recent rallies, investors in both equities and U.S. bonds are taking the view that the worst of central bank tightening is over. Yet if the rallies are sustained, this may ensure that the Federal Reserve has further work to do. An optimistic view has been priced into U.S. assets and allowed stock markets elsewhere to rally. Near term this may well continue with markets outside the U.S. and Japan favored. Worries over U.S. interest rates and eventually profit growth, however, may return to haunt markets later in the year.

                                                                 AUGUST 18, 2000

Phoenix-Aberdeen Global Small Cap Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 7/31/00

                                          INCEPTION    INCEPTION
                                1 YEAR   TO 7/31/00       DATE
                                -------  -----------  ------------
Class A Shares at NAV(2)         37.45%      13.57%       9/4/96
Class A Shares at POP(3)         29.55       11.86        9/4/96
Class B Shares at NAV(2)         36.34       12.70        9/4/96
Class B Shares with CDSC(4)      32.34       12.34        9/4/96
FT/S&P-Actuaries World Index
  Medium/Small Component(7)       5.18        9.93        Note 5

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5)  Index information from 9/30/96 to 7/31/00.
(6) This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.
(7) The FT/S&P-Actuaries World Index Medium/Small Component is an unmanaged, broad-based measure of global small stock market total return performance. The index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 7/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PHOENIX - ABERDEEN  PHOENIX - ABERDEEN   FT/S&P - ACTUARIES
           GLOBAL SMALL CAP    GLOBAL SMALL CAP   WORLD INDEX MEDIUM/
           FUND CLASS A (6)    FUND CLASS B (6)   SMALL COMPONENTS (7)
09/04/96              $9,425             $10,000               $10,000
07/31/97             $10,443             $11,000               $11,725
07/31/98             $10,637             $11,123               $11,969
07/31/99             $11,274             $11,703               $13,668
07/31/00             $15,496             $15,755               $14,376

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

COUNTRY WEIGHTINGS                                                       7/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States   43%
United Kingdom  14%
Japan            5%
Germany          5%
Sweden           4%
France           4%
Hong Kong        4%
Other           21%

                       See Notes to Financial Statements                       5

Phoenix-Aberdeen Global Small Cap Fund

  TEN LARGEST HOLDINGS AT JULY 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Giordano International Ltd.                                    3.3%
        HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
    2.  Charles Stanley Group PLC                                      2.5%
        OFFERS STOCK BROKERAGE AND INVESTMENT MANAGEMENT SERVICES IN THE UK
    3.  L-3 Communications Holdings, Inc.                              2.0%
        U.S. COMMUNICATIONS SYSTEMS PROVIDER
    4.  Teather & Greenwood Holdings PLC                               2.0%
        PROVIDES FINANCIAL SERVICES IN THE UK
    5.  Shinmei Electric Co., Ltd.                                     1.9%
        JAPANESE ELECTRIC PARTS MANUFACTURER
    6.  Wilmington Group PLC                                           1.9%
        UK PUBLISHER OF PERIODICALS AND REPORTS
    7.  Access Plus PLC                                                1.8%
        UK PROVIDER OF DIRECT MARKETING SERVICES
    8.  Singer & Friedlander Group PLC                                 1.7%
        INVESTMENT HOLDING COMPANY IN THE UK
    9.  Calpine Corp.                                                  1.7%
        U.S. POWER GENERATING COMPANY
   10.  Terex Corp.                                                    1.6%
        U.S. MANUFACTURER OF HEAVY TRUCKS AND MINING EQUIPMENT

                          INVESTMENTS AT JULY 31, 2000

                                               SHARES      VALUE
                                              --------  -----------
U.S. COMMON STOCKS--39.0%
UNITED STATES--39.0%
Advanced Lighting Technologies, Inc.
(Electrical Equipment)(b)...............        15,600  $   219,375

Alliant Techsystems, Inc.
(Aerospace/Defense)(b)..................         3,500      247,625

Amkor Technology, Inc. (Electronics
(Semiconductors))(b)....................         3,000       82,500

Bank United Corp. Class A (Savings &
Loan Companies).........................         4,000      145,750

Black Box Corp. (Electrical
Equipment)(b)...........................         3,000      135,750

Boston Communications Group, Inc.
(Telecommunications
(Cellular/Wireless))(b).................        26,500      384,250

Brooktrout, Inc. (Communications
Equipment)(b)...........................        16,500      499,125
CBRL Group, Inc. (Restaurants)(b).......        15,000      178,125

Cal Dive International, Inc. (Oil & Gas
(Drilling & Equipment))(b)..............         4,000      193,000

Calpine Corp. (Power Producers
(Independent))(b).......................         7,500      534,375

Charles River Laboratories
International, Inc.
(Biotechnology)(b)......................        13,900      419,606

Computer Learning Centers, Inc.
(Services (Commercial & Consumer))......           286          366

Crossroads Systems, Inc. (Computers
(Peripherals))(b).......................         5,000       22,812

Crown Castle International Corp.
(Services (Commercial & Consumer))(b)...        14,000      476,000

                                               SHARES      VALUE
                                              --------  -----------
UNITED STATES--CONTINUED

Cullen/Frost Bankers, Inc. (Banks
(Regional)).............................        11,500  $   327,031
Dot Hill Systems Corp. (Computers
(Peripherals))(b).......................        25,000      231,250

Dura Pharmaceuticals, Inc. (Health Care
(Generic and Other))(b).................        10,000      226,250

Dynegy, Inc. Class A (Natural Gas)......         6,000      422,250

Enhance Financial Services Group, Inc.
(Insurance (Property-Casualty)).........         2,000       31,625

FortuneCity.com, Inc. (Computers
(Software & Services))(b)...............         9,000       41,615

Fuller (H.B.) Co. (Chemicals
(Specialty))............................         5,000      193,125

Global Marine, Inc. (Oil & Gas (Drilling
& Equipment))(b)........................         6,000      169,875

Gulf Island Fabrication, Inc. (Oil & Gas
(Drilling & Equipment))(b)..............        17,000      257,125

Health Care REIT, Inc. (REITS)..........         7,500      135,000

Horace Mann Educators Corp. (Insurance
(Property-Casualty))....................        13,000      181,187

Humana, Inc. (Health Care (Managed
Care))(b)...............................        40,000      292,500
JNI Corp. (Computers (Hardware))(b).....         2,900      123,794

L-3 Communications Holdings, Inc.
(Communications Equipment)(b)...........        11,000      647,625

LaSalle Hotel Properties (REITS)........         7,700      111,169

6                      See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                                               SHARES      VALUE
                                              --------  -----------
UNITED STATES--CONTINUED
Laser Vision Centers, Inc. (Health Care
(Medical Products & Supplies))(b).......        60,000  $   310,312
Littelfuse, Inc. (Electrical
Equipment)(b)...........................         7,000      246,750
Litton Industries, Inc. (Electronics
(Defense))(b)...........................         7,700      380,669
MIH Ltd. (Broadcasting (Television,
Radio & Cable))(b)......................         7,300      220,369
MasTec, Inc. (Engineering &
Construction)(b)........................         7,300      242,269
Maverick Tube Corp. (Iron & Steel)(b)...         3,700       84,406
Metris Cos., Inc. (Consumer Finance)....         2,400       70,350

Parker Drilling Co. (Oil & Gas (Drilling
& Equipment))(b)........................        25,000      139,063

Quantum Corp. - DLT & Storage Systems
(Computers (Peripherals))(b)............        27,000      317,250

R&B Falcon Corp. (Oil & Gas (Drilling &
Equipment))(b)..........................        13,000      259,188

Radian Group, Inc. (Insurance
(Property-Casualty))....................         6,000      365,250

Rowan Cos., Inc. (Oil & Gas (Drilling &
Equipment))(b)..........................         4,000      101,000

Santa Fe International Corp. (Oil & Gas
(Drilling & Equipment)).................         8,000      281,000

Shaw Group, Inc. (The) (Metal
Fabricators)(b).........................         8,500      400,562
Terex Corp. (Machinery
(Diversified))(b).......................        32,000      528,000
Texas Industries, Inc. (Construction
(Cement & Aggregates))..................         6,000      194,625

Titan Corp. (The) (Computers (Software &
Services))(b)...........................         1,500       44,531

Tower Automotive, Inc. (Auto Parts &
Equipment)(b)...........................        12,000      146,250
Triad Hospitals, Inc. (Health Care
(Hospital Management))(b)...............        11,000      276,375

Trigon Healthcare, Inc. (Health Care
(Managed Care))(b)......................         9,000      477,000

Valassis Communications, Inc. (Specialty
Printing)(b)............................        15,500      521,188
Vintage Petroleum, Inc. (Oil & Gas
(Exploration & Production)).............         5,000       90,000
-------------------------------------------------------------------
TOTAL U.S. COMMON STOCKS
(IDENTIFIED COST $11,000,353)                            12,626,487
-------------------------------------------------------------------
FOREIGN COMMON STOCKS--53.4%
AUSTRALIA--2.0%
BRL Hardy Ltd. (Beverages
(Alcoholic))............................        75,000      307,016

                                               SHARES      VALUE
                                              --------  -----------
AUSTRALIA--CONTINUED
Pacifica Group Ltd. (Auto Parts &
Equipment)..............................       125,000  $   340,164
                                                        -----------
                                                            647,180
                                                        -----------
AUSTRIA--1.4%
Plaut AG (Services (Commercial &
Consumer))(b)...........................        16,520      327,586
VA Technologie AG (Engineering &
Construction)...........................         2,800      139,820
                                                        -----------
                                                            467,406
                                                        -----------
BELGIUM--0.3%
Keyware Technologies (Services
(Commercial & Consumer))(b).............        12,000       84,000
BERMUDA--0.7%
Annuity and Life Re (Holdings) Ltd.
(Insurance (Life/ Health))..............         9,000      221,625
BRAZIL--1.0%
Embraer-Empresa Brasileira de
Aeronautica S.A. ADR
(Aerospace/Defense)(b)..................        15,000      337,500
CANADA--0.6%
Precision Drilling Corp. (Oil & Gas
(Drilling & Equipment))(b)..............         6,000      204,750
FINLAND--1.3%
Finnlines Oyj (Shipping)................         7,000      144,646

Teleste Corp. Oyj (Electronics
(Component Distributors))...............         9,500      259,685
                                                        -----------
                                                            404,331
                                                        -----------
FRANCE--3.5%
Altran Technologies SA (Services (Data
Processing))............................         1,500      312,040
Fimatex (Investment
Banking/Brokerage)(b)...................        15,000      203,625
Picogiga (Chemicals (Specialty))(b).....         4,710      376,210
Sidel SA (Machinery (Diversified))......         3,000      244,350
                                                        -----------
                                                          1,136,225
                                                        -----------
GERMANY--4.3%
Apcoa Parking AG (Services
(Employment))...........................         3,000      236,288

Bewag Aktiengesellschaft AG Class A
(Electric Companies)....................        11,040      144,242

Consors Discount Broker AG (Investment
Banking/ Brokerage)(b)..................         3,155      320,122

Fag Kugelfischer Georg Schaefer AG
(Metal Fabricators).....................        16,000      111,194

Intertainment AG (Entertainment)........         6,400      385,474
Techem AG (Services (Commercial &
Consumer))(b)...........................         7,500      180,691
                                                        -----------
                                                          1,378,011
                                                        -----------

                       See Notes to Financial Statements                       7

Phoenix-Aberdeen Global Small Cap Fund

                                               SHARES      VALUE
                                              --------  -----------
HONG KONG--3.3%
Giordano International Ltd. (Retail
(Specialty-Apparel))....................       751,000  $ 1,064,160
INDIA--0.5%
ICICI Ltd. ADR (Financial
(Diversified))..........................        10,000      155,000
INDONESIA--0.2%
PT Tigaraksa Satria TBK (Distributors
(Food & Health))........................       181,000       56,946
IRELAND--0.8%
IFG Group PLC (Financial
(Diversified))..........................       183,300      263,267
ISRAEL--0.2%
Decode Genetics, Inc. (Biotechnology)...         2,100       53,944
ITALY--1.6%
Banca di Roma SPA (Banks (Major
Regional))..............................       123,000      139,049
Banca Popolare di Bergamo Credito
Varesino SCRL (Banks (Major
Regional))..............................        10,130      182,008

Ferretti SPA (Leisure Time
(Products))(b)..........................        71,000      211,844
                                                        -----------
                                                            532,901
                                                        -----------
JAPAN--4.7%
F.C.C. Co. Ltd. (Auto Parts &
Equipment)..............................        45,000      447,633
Kawasumi Laboratories, Inc. (Health Care
(Medical Products & Supplies))..........        52,000      469,809

Shinmei Electric Co., Ltd. (Electrical
Equipment)..............................        40,000      605,970
                                                        -----------
                                                          1,523,412
                                                        -----------
MEXICO--2.0%
Coca-Cola Femsa SA ADR (Beverages (Non-
Alcoholic)).............................         5,000       99,375

Corporacion Interamericana de
Entretenimiento SA de CV Class B
(Entertainment)(b)......................        30,000      140,246

Grupo Iusacell S.A. de C.V. ADR
(Telecommunications
(Cellular/Wireless))(b).................        12,000      158,250
Grupo Radio Centro SA de C.V. ADR
(Broadcasting (Television, Radio &
Cable)).................................        10,000      101,250

TV Azteca SA de CV ADR (Broadcasting
(Television, Radio & Cable))............        12,000      140,250
                                                        -----------
                                                            639,371
                                                        -----------
NETHERLANDS--1.5%
BE Semiconductor Industries NV
(Equipment (Semiconductors))(b).........        14,600      209,694

                                               SHARES      VALUE
                                              --------  -----------
NETHERLANDS--CONTINUED

IFCO Systems NV (Containers & Packaging
(Paper))(b).............................        11,250  $   260,612
                                                        -----------
                                                            470,306
                                                        -----------
NORWAY--1.3%
Tomra Systems ASA (Machinery
(Diversified))..........................        15,680      412,480
PORTUGAL--0.5%
BPI-SGPS S.A. - Registered Shares
(Investment Banking/Brokerage)..........        50,010      177,020
SINGAPORE--1.1%
Industrial & Commercial Bank Ltd. (Banks
(Major Regional)).......................        78,000      152,947

Robinson & Co., Ltd. (Retail (Department
Stores))................................        80,000      204,853
                                                        -----------
                                                            357,800
                                                        -----------
SPAIN--2.8%
Catalana Occidente SA (Insurance
(Property-Casualty))....................        10,510      146,569

NH Hoteles SA (Lodging-Hotels)..........        30,485      360,162
Red Electrica de Espana (Electric
Companies)..............................        20,000      192,737
Superdiplo SA (Retail (Specialty))(b)...        12,700      208,884
                                                        -----------
                                                            908,352
                                                        -----------
SRI LANKA--0.3%
John Keells Holdings Ltd (Beverages
(Alcoholic))............................       180,000      108,363
SWEDEN--4.2%
Artimplant AB Class B (Health Care
(Medical Products & Supplies))(b).......        32,000      415,231

Haldex AB (Machinery (Diversified)).....        18,000      186,461
Invik & Co. AB Class B (Financial
(Diversified))..........................         2,800      274,785

Ortivus AB Class B (Health Care (Medical
Products & Supplies))(b)................        47,300      118,627

Saab AB Class B (Electronics
(Defense))..............................        44,600      359,881
                                                        -----------
                                                          1,354,985
                                                        -----------
TAIWAN--0.2%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................        27,981       79,046
UNITED KINGDOM--13.1%
Access Plus PLC (Services (Commercial &
Consumer))..............................        85,000      572,871

Charles Stanley Group PLC (Investment
Banking/ Brokerage).....................        98,633      801,396

DCS Group PLC (Computers (Software &
Services))..............................        25,000      152,578

8                      See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                                               SHARES      VALUE
                                              --------  -----------
UNITED KINGDOM--CONTINUED
Gresham Computing PLC (Electronics
(Component Distributors))(b)............       371,500  $   166,919

IRE.Tex Group PLC (Containers (Metal &
Glass))(b)..............................       260,000       66,198

London Pacific Group Ltd. ADR (United
Kingdom) (Insurance (Life/Health))......        13,000      177,937

Rolfe & Nolan PLC (Services (Data
Processing))............................       100,000      505,474
Singer & Friedlander Group PLC
(Financial (Diversified))...............       140,000      554,599

Teather & Greenwood Holdings PLC
(Financial (Diversified))...............        60,000      635,774
Wilmington Group PLC (Publishing).......       108,000      604,143
                                                        -----------
                                                          4,237,889
                                                        -----------
-------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $16,570,011)                            17,276,270
-------------------------------------------------------------------
UNIT INVESTMENT TRUSTS--1.2%
AMEX Financial Select Sector Depository
Receipts................................        15,000      389,766
-------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $347,010)                                  389,766
-------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--93.6%
(IDENTIFIED COST $27,917,374)                            30,292,523
-------------------------------------------------------------------

                                  STANDARD
                                  & POOR'S     PAR
                                   RATING     VALUE
                                (Unaudited)   (000)      VALUE
                                ------------  ------  -----------
SHORT-TERM OBLIGATIONS--5.9%
COMMERCIAL PAPER--5.9%
Koch Industries, Inc. 6.62%,
8/1/00........................      A-1+       $775   $   775,000
Wal-Mart Stores, Inc. 6.47%,
8/1/00........................      A-1         260       260,000
Coca-Cola Co. 6.48%, 8/7/00...      A-1         260       259,719
Albertson's, Inc. 6.49%,
8/8/00........................      A-1+        615       614,224
-----------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,908,943)                            1,908,943
-----------------------------------------------------------------

TOTAL INVESTMENTS--99.5%
(IDENTIFIED COST $29,826,317)                          32,201,466(a)
Cash and receivables, less liabilities--0.5%              157,424
                                                     ------------
NET ASSETS--100.0%                                   $ 32,358,890
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,897,736 and gross depreciation of $4,597,798 for federal income tax purposes. At July 31, 2000, the aggregate cost of securities for federal income tax purpose was $29,901,528.
(b)  Non-income producing.

                       See Notes to Financial Statements                       9

Phoenix-Aberdeen Global Small Cap Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense..................................    2.0%
Auto Parts & Equipment.............................    3.1
Banks (Major Regional).............................    1.6
Banks (Regional)...................................    1.1
Beverages (Alcoholic)..............................    1.4
Beverages (Non-Alcoholic)..........................    0.3
Biotechnology......................................    1.6
Broadcasting (Television, Radio & Cable)...........    1.5
Building Materials.................................    0.7
Chemicals (Specialty)..............................    1.9
Communications Equipment...........................    3.8
Computers (Hardware)...............................    0.4
Computers (Peripherals)............................    1.9
Computers (Software & Services)....................    0.8
Construction (Cement & Aggregates).................    0.7
Consumer Finance...................................    0.2
Containers & Packaging (Paper).....................    0.9
Containers (Metal & Glass).........................    0.2
Distributors (Food & Health).......................    0.2
Electric Companies.................................    1.1
Electrical Equipment...............................    3.3
Electronics (Component Distributors)...............    1.4
Electronics (Defense)..............................    2.5
Electronics (Semiconductors).......................    0.3
Engineering & Construction.........................    1.3
Entertainment......................................    1.8
Equipment (Semiconductors).........................    0.7
Financial (Diversified)............................    6.3
Foods..............................................    0.3
Health Care (Generic And Other)....................    0.8%
Health Care (Hospital Management)..................    0.9
Health Care (Managed Care).........................    2.6
Health Care (Medical Products & Supplies)..........    4.4
Insurance (Life/Health)............................    1.3
Insurance (Property-Casualty)......................    2.4
Investment Banking/Brokerage.......................    5.0
Iron & Steel.......................................    0.3
Leisure Time (Products)............................    0.7
Lodging-Hotels.....................................    1.2
Machinery (Diversified)............................    4.6
Metal Fabricators..................................    1.7
Natural Gas........................................    1.4
Oil & Gas (Drilling & Equipment)...................    5.4
Oil & Gas (Exploration & Production)...............    0.3
Power Producers (Independent)......................    1.8
Publishing.........................................    2.0
Reits..............................................    0.8
Restaurants........................................    0.6
Retail (Department Stores).........................    0.7
Retail (Specialty).................................    0.7
Retail (Specialty-Apparel).........................    3.6
Savings & Loan Companies...........................    0.5
Services (Commercial & Consumer)...................    5.5
Services (Data Processing).........................    2.7
Services (Employment)..............................    0.8
Shipping...........................................    0.5
Specialty Printing.................................    1.7
Telecommunications (Cellular/Wireless).............    1.8
                                                     -----
                                                     100.0%
                                                     =====

10                     See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 2000

ASSETS
Investment securities at value
  (Identified cost $29,826,317)                               $32,201,466
Cash                                                               19,015
Receivables
  Investment securities sold                                      253,360
  Fund shares sold                                                 23,612
  Dividends and interest                                           14,601
  Tax reclaim                                                       5,097
Prepaid expenses                                                      280
                                                              -----------
    Total assets                                               32,517,431
                                                              -----------
LIABILITIES
Payables
  Fund shares repurchased                                          47,593
  Transfer agent fee                                               16,547
  Distribution fee                                                 14,146
  Investment advisory fee                                           7,761
  Trustees' fee                                                     6,233
  Financial agent fee                                               5,369
  Administration fee                                                4,184
Accrued expenses                                                   56,708
                                                              -----------
    Total liabilities                                             158,541
                                                              -----------
NET ASSETS                                                    $32,358,890
                                                              ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $24,641,896
Distributions in excess of net investment income                  (62,620)
Accumulated net realized gain                                   5,404,723
Net unrealized appreciation                                     2,374,891
                                                              -----------
NET ASSETS                                                    $32,358,890
                                                              ===========
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,220,859)              1,550,320
Net asset value per share                                          $13.69
Offering price per share $13.69/(1-5.75%)                          $14.53
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,138,031)                835,944
Net asset value and offering price per share                       $13.32

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2000

INVESTMENT INCOME
Dividends                                                     $  306,675
Interest                                                          61,950
Foreign taxes withheld                                           (17,319)
                                                              ----------
    Total investment income                                      351,306
                                                              ----------
EXPENSES
Investment advisory fee                                          248,454
Distribution fee, Class A                                         47,174
Distribution fee, Class B                                        103,604
Financial agent fee                                               64,079
Administration fee                                                43,848
Transfer agent                                                    72,229
Custodian                                                         56,592
Professional                                                      33,255
Registration                                                      26,404
Printing                                                          25,234
Trustees                                                          21,989
Miscellaneous                                                     13,548
                                                              ----------
    Total expenses                                               756,410
    Less expenses borne by investment adviser                    (64,880)
                                                              ----------
    Net expenses                                                 691,530
                                                              ----------
NET INVESTMENT LOSS                                             (340,224)
                                                              ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                6,743,577
Net realized loss on foreign currency transactions                (6,336)
Net change in unrealized appreciation (depreciation) on
  investments                                                  2,120,765
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                (125)
                                                              ----------
NET GAIN ON INVESTMENTS                                        8,857,881
                                                              ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $8,517,657
                                                              ==========

                       See Notes to Financial Statements                      11

Phoenix-Aberdeen Global Small Cap Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                            7/31/00      7/31/99
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $  (340,224) $  (199,318)
  Net realized gain (loss)                  6,737,241     (940,765)
  Net change in unrealized appreciation
    (depreciation)                          2,120,640    1,799,015
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               8,517,657      658,932
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                      --     (435,832)
  Net realized gains, Class B                      --     (289,554)
  In excess of net realized gains, Class
    A                                              --     (595,185)
  In excess of net realized gains, Class
    B                                              --     (395,424)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  --   (1,715,995)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (850,427
    and 543,132 shares, respectively)      10,482,399    5,038,303
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 119,451 shares, respectively)           --      992,705
  Cost of shares repurchased (768,886
    and 953,295 shares, respectively)      (9,348,086)  (8,709,664)
                                          -----------  -----------
Total                                       1,134,313   (2,678,656)
                                          -----------  -----------
CLASS B
  Proceeds from sales of shares (135,542
    and 83,960 shares, respectively)        1,611,066      738,926
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 75,170 shares, respectively)            --      615,640
  Cost of shares repurchased (187,694
    and 483,883 shares, respectively)      (2,203,141)  (4,224,626)
                                          -----------  -----------
Total                                        (592,075)  (2,870,060)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                        542,238   (5,548,716)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS     9,059,895   (6,605,779)
NET ASSETS
  Beginning of period                      23,298,995   29,904,774
                                          -----------  -----------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($62,620) AND ($56,055),
    RESPECTIVELY]                         $32,358,890  $23,298,995
                                          ===========  ===========

12                     See Notes to Financial Statements

Phoenix-Aberdeen Global Small Cap Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                                      CLASS A
                                                             ---------------------------------------------------------
                                                                                                               FROM
                                                                        YEAR ENDED JULY 31,                  INCEPTION
                                                             -----------------------------------------       9/4/96 TO
                                                                  2000            1999            1998        7/31/97
Net asset value, beginning of period                         $    9.96       $   10.11       $   11.08        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4)                                (0.12)          (0.04)          (0.07)         (0.03)
  Net realized and unrealized gain (loss)                         3.85            0.52            0.14           1.11
                                                             ---------       ---------       ---------        -------
      TOTAL FROM INVESTMENT OPERATIONS                            3.73            0.48            0.07           1.08
                                                             ---------       ---------       ---------        -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                                 --           (0.27)          (0.89)            --
  In excess of net realized gains                                   --           (0.36)             --             --
  In excess of net investment income                                --              --           (0.15)            --
                                                             ---------       ---------       ---------        -------
      TOTAL DISTRIBUTIONS                                           --           (0.63)          (1.04)            --
                                                             ---------       ---------       ---------        -------
Change in net asset value                                         3.73           (0.15)          (0.97)          1.08
                                                             ---------       ---------       ---------        -------
NET ASSET VALUE, END OF PERIOD                               $   13.69       $    9.96       $   10.11        $ 11.08
                                                             =========       =========       =========        =======
Total return(1)                                                 37.45%           5.99%           1.86%          10.80%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $21,221         $14,626         $17,781        $23,874

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                          2.10%           2.10%           2.10%           2.10%(2)
  Net investment income (loss)                                  (0.84)%         (0.50)%         (0.65)%         (0.32)%(2)
Portfolio turnover                                                112%             81%            212%            162%(3)

                                                                                      CLASS B
                                                             ---------------------------------------------------------
                                                                                                               FROM
                                                                        YEAR ENDED JULY 31,                  INCEPTION
                                                             -----------------------------------------       9/4/96 TO
                                                                  2000            1999            1998        7/31/97
Net asset value, beginning of period                         $    9.77       $   10.00       $   11.00        $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4)                                (0.22)          (0.11)          (0.14)         (0.10)
  Net realized and unrealized gain (loss)                         3.77            0.51            0.14           1.10
                                                             ---------       ---------       ---------        -------
      TOTAL FROM INVESTMENT OPERATIONS                            3.55            0.40              --           1.00
                                                             ---------       ---------       ---------        -------
LESS DISTRIBUTIONS
  Dividends from net realized gains                                 --           (0.27)          (0.89)            --
  In excess of net realized gains                                   --           (0.36)             --             --
  In excess of net investment income                                --              --           (0.11)            --
                                                             ---------       ---------       ---------        -------
      TOTAL DISTRIBUTIONS                                           --           (0.63)          (1.00)            --
                                                             ---------       ---------       ---------        -------
Change in net asset value                                         3.55           (0.23)          (1.00)          1.00
                                                             ---------       ---------       ---------        -------
NET ASSET VALUE, END OF PERIOD                               $   13.32       $    9.77       $   10.00        $ 11.00
                                                             =========       =========       =========        =======
Total return(1)                                                 36.34%           5.22%           1.12%          10.00%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                          $11,138          $8,673         $12,123        $17,658

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(6)                                          2.85%           2.85%           2.85%           2.85%(2)
  Net investment income (loss)                                  (1.60)%         (1.26)%         (1.40)%         (1.07)%(2)
Portfolio turnover                                                112%             81%            212%            162%(3)

         (1) Maximum sales charges are not reflected in the total return calculation.
         (2)            Annualized.
         (3)            Not annualized.
         (4)            Computed using average shares outstanding.
         (5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.32%, 2.36%, 2.37% and 2.61% for the periods ended July 31, 2000, 1999, 1998 and
                        1997, respectively.
         (6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.07%, 3.11%, 3.12% and 3.36% for the periods ended July 31, 2000, 1999, 1998 and
                        1997, respectively.

                       See Notes to Financial Statements                      13

PHOENIX-ABERDEEN NEW ASIA FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities in countries throughout Asia, excluding Japan. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM OVER THE LAST YEAR?

A: For the 12 months ended July 31, Class A shares returned 4.25% and Class B shares returned 3.44% compared with a return of 2.26% for the Fund's benchmark index, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index.(1) All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED THE REGION'S MARKETS?

A: A year ago, most Asian economies were just emerging from the region's financial crisis. Looking back now, what has been surprising is the speed of the recovery. Few investors, ourselves included, thought these economies would be so resilient. The continued expansion in the U.S. has been especially critical. The U.S. has been the so-called "importer of last resort," providing demand for Asia's exports. An improving global economy has helped, and rising growth in Europe and an upswing in foreign direct investment into the region have also contributed.

    Stock markets in the region meanwhile have had a mixed time during the 12 months through July, with most giving up the gains made in the last six months of 1999. The sudden boom in technology that saw the Nasdaq almost double between October 1999 and February 2000 infected Asia as well, with market activity becoming more concentrated. Within some countries, there has been a huge performance divergence, as new, tech-rich exchanges outperformed the old-economy.

    Given its parlous state 18 months ago, Korea arguably showed the most single-mindedness. GDP grew around 12% through 1999, thanks to a rapid pick-up in exports. That created the expectation of higher earnings. But more than this, the government moved to break up conglomerates and introduce more transparency into lending. Korea also aggressively embraced the Internet -- and now has six million regular users. Hong Kong, in particular, saw dozens of new IPO listings, particularly on its Growth Enterprise Market, a new tech-dominated exchange. Many offerings soared on their initial issue as limited free floats created a price squeeze.

    Other stock markets that performed well included India, where software stocks have been popular, and Taiwan, which has a strong franchise as an original-equipment maker/contract manufacturer in assorted technology fields such as semi-conductors, PC hardware and wafer fabrication.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) ALL COUNTRY (AC) ASIA PACIFIC EX JAPAN INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL-RETURN PERFORMANCE FOR PACIFIC BASIN COUNTRIES, WITH THE EXCEPTION OF JAPAN. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

India's advance also owed something to renewed confidence following the re-election in October of the ruling party on a reform agenda.

    In Southeast Asia, Singapore has stood out because of the government's relentless drive to open up key strategic sectors like banking, telecoms and transport to competition, which led to value creation via company de-mergers, buy-backs and share-class convergence. Corporate governance has also become an issue.

    For a while earlier this year, the "hot money" left the republic for neighboring Malaysia, where hopes of an early return to benchmark regional weightings, a bullish electronics-led export sector and loan-backed growth gave that market fresh impetus. However, money appears to be flowing back towards Singapore. Safety has become a virtue.

Q: WHAT ABOUT OTHER STOCK MARKETS?

A: On the whole, the shrunken base of regional exchanges early in the period meant that even a modest revival in buying was likely to lift stock prices. In addition, falling interest rates and inflation provided a favorable backdrop for domestic investors. Cheap currencies, quickly stabilized by improving balance of payments, provided an additional draw for foreign buying.

    Unfortunately, less developed markets, such as Thailand, Indonesia and the Philippines, were unable to sustain initial gains. Investors grew tired at the lack of progress on underlying structural reform and the effect of the ballooning cost of bank recapitalization on equity prices.

    The lack of exposure to technology also left these markets at a disadvantage. Investors were keen to play the tech theme during the Nasdaq's climb through the turn of the year. Local stocks, chiefly outsourcers and telecoms, were rapidly reevaluated, delivering easy gains. Lack of supply exacerbated the trend, encouraging a vibrant IPO market, especially for dot-coms. Since the tech bubble burst, the two-tier complexion of Asian exchanges has faded. However, Southeast Asian markets, with honorable exceptions, have appeared no less unloved.

    At the end of the reporting period, attention shifted to China. U.S. congressional approval has paved the way for China's inclusion in the WTO. This has coincided with renewed hope that the mainland economy, after years of deflation, is once again expanding. Listed stocks have benefited from renewed foreign interest. However, we are dubious of the quality of many of them. Whether China can effect a successful transition into a market-oriented economy, and whether they will prosper, is debatable. Indeed, it all appears very speculative at this stage, in our view.

Q: WHAT IS YOUR OUTLOOK FOR ASIAN MARKETS?

A: At the end of the first quarter, Asia's prospects looked upbeat. Even though the technology rally was beginning to unwind, there was no shortage of confidence. Now technology issues are struggling to advance, and investors are looking for new ideas. As long as uncertainty prevails on the scope of U.S. interest rate rises, external factors will play the most significant role.

    The conventional wisdom is that Asian exports will suffer if the U.S. economy takes a "hard landing." In recent weeks that possibility has retreated. Most pundits theorize that a further 0.25% rate hike will be sufficient to ensure sustainable non-inflationary growth. Asian countries now look less vulnerable to interest rate differentials, although Indonesia and the Philippines still suffer from high debt servicing costs brought on by persistent government overspending. The majority of countries are otherwise happy to let exchange rates drift, given the requirement to keep exports cheap. At this stage in the cycle, we believe that they can do so. There is little significant import growth, inflation is absent and domestic demand robust.

    If the currency issue is overdone, the same cannot be said of corporate restructuring. Several countries have failed with financial sector reform, which remains critical to credit expansion and thus growth. Thailand and Korea may pay the penalty next year in slower-than-expected growth. Elsewhere, political accommodation of vested interests is a persistent problem. Bank recapitalization has fallen behind, and goodwill towards new leaders has dissipated. For example, Delhi is losing the impetus for change, power struggles are rife in Jakarta, and Manila has a lame duck president.

    With capital markets shut off and bank finance scarce, easy financing is being denied companies. That will help keep up the pressure for corporate change. Investors meanwhile should consider company fundamentals. Despite the surface problems, many companies are benefiting from the cyclical upturn, and earnings are improving. In short, Asia is still looking up.

                                                                 AUGUST 18, 2000

Phoenix-Aberdeen New Asia Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 7/31/00

                                                                             INCEPTION        INCEPTION
                                                               1 YEAR        TO 7/31/00         DATE
                                                              --------       ----------       ---------
Class A Shares at NAV(2)                                        4.25%          (2.27)%          9/4/96
Class A Shares at POP(3)                                       (1.74)          (3.74)           9/4/96
Class B Shares at NAV(2)                                        3.44           (3.03)           9/4/96
Class B Shares with CDSC(4)                                    (0.56)          (3.50)           9/4/96
MSCI AC Asia Pacific Ex Japan Index(7)                          2.26           (2.45)           Note 5

         (1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
         (2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
         (3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
         (4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
         (5)            Index information from 9/30/96 to 7/31/00.
         (6) This chart illustrates POP returns on Class A shares and CDSC returns for Class B shares since inception.
         (7)            The MSCI AC (Morgan Stanley Capital International All
                        Country) Asia Pacific Ex (Excluding) Japan Index is an unmanaged, commonly used measure of stock market performance in Asia and the Pacific Basin. The index's performance does not reflect sales charges.
                        All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 7/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          PHOENIX - ABERDEEN  PHOENIX - ABERDEEN   MSCI AC ASIA
            NEW ASIA FUND       NEW ASIA FUND       PACIFIC EX
             CLASS A (6)         CLASS B (6)      JAPAN INDEX (7)
09/04/96              $9,425             $10,000          $10,000
07/31/97              $9,895             $10,437          $10,968
07/31/98              $5,404              $5,652           $5,648
07/31/99              $8,265              $8,573           $8,893
07/31/00              $8,617              $8,700           $9,094

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 9/4/96 (inception of the Fund) in Class A and Class B shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. Performance assumes dividends and capital gains are reinvested.

COUNTRY WEIGHTINGS                                                       7/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Singapore    16%
Hong Kong    15%
Australia    12%
South Korea  12%
Taiwan        9%
Malaysia      8%
India         7%
Other        21%

                       See Notes to Financial Statements                      17

Phoenix-Aberdeen New Asia Fund

  TEN LARGEST HOLDINGS AT JULY 31, 2000 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Giordano International Ltd.                                    3.8%
        HONG KONG MANUFACTURER AND RETAILER OF CASUAL APPAREL
    2.  United Overseas Bank Ltd.                                      3.6%
        PROVIDES A FULL RANGE OF COMMERCIAL BANKING AND FINANCIAL SERVICES
        WITHIN SINGAPORE
    3.  Pohang Iron & Steel Co. Ltd.                                   3.4%
        KOREAN STEEL PRODUCER FOR THE CONSTRUCTION AND SHIPPING INDUSTRIES
    4.  CDL Hotels International Ltd.                                  3.3%
        HONG KONG HOTEL OPERATOR
    5.  BRL Hardy Ltd.                                                 3.2%
        OWNS AND OPERATES VINEYARDS IN AUSTRALIA
    6.  HSBC Holdings PLC                                              3.0%
        INTERNATIONAL BANKING ORGANIZATION WITH SIGNIFICANT OPERATIONS IN
        ASIA
    7.  Swire Pacific Ltd. Class B                                     2.9%
        OPERATOR OF TRANSPORT AND TRADING SERVICES IN THE CHINA SEA REGION
    8.  Singapore Airlines Ltd.                                        2.9%
        MAJOR INTERNATIONAL AIRLINE OPERATOR
    9.  Bank Sinopac                                                   2.8%
        TAIWANESE COMMERCIAL AND CONSUMER BANK
   10.  Korea Telecom Corp.                                            2.8%
        KOREAN TELECOMMUNICATIONS OPERATOR

                          INVESTMENTS AT JULY 31, 2000

                                                SHARES       VALUE
                                              ----------  -----------
FOREIGN COMMON STOCKS--96.5%

AUSTRALIA--11.9%
Australian Gas Light Co., Ltd. (Natural
Gas)....................................          35,000  $   208,933
BRL Hardy Ltd. (Beverages
(Alcoholic))............................         100,000      409,354
Broken Hill Proprietary Co. Ltd.
(Manufacturing (Diversified))...........          12,000      126,801
Commonwealth Bank of Australia (Banks
(Major Regional)).......................           9,000      144,845

Leighton Holdings Ltd. (Engineering &
Construction)...........................          60,000      203,230
Pacifica Group Ltd. (Auto Parts &
Equipment)..............................          75,000      204,098
QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................          55,000      248,392
                                                          -----------
                                                            1,545,653
                                                          -----------

HONG KONG--14.4%
CDL Hotels International Ltd.
(Lodging-Hotels)........................       1,000,000      432,791

Cheung Kong (Holdings) Ltd. (Financial
(Diversified))..........................          18,000      212,356

Giordano International Ltd. (Retail
(Specialty-Apparel))....................         350,000      495,946

Li & Fung Ltd. (Distributors (Food &
Health))................................          39,000      194,044

                                                SHARES       VALUE
                                              ----------  -----------
HONG KONG--CONTINUED

Sun Hung Kai Properties Ltd. (Financial
(Diversified))..........................          20,000  $   159,011

Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........         450,000      375,086
                                                          -----------
                                                            1,869,234
                                                          -----------

INDIA--6.8%
BSES Ltd. GDR (Electric Companies)......          10,000      157,500

Gas Authority of India Ltd. GDR (Oil &
Gas (Refining & Marketing)).............          22,500      149,062

ICICI Ltd. ADR (Financial
(Diversified))..........................          12,000      186,000
Mahanagar Telephone Nigam Ltd. GDR
(Telephone).............................          25,000      218,750
Videsh Sanchar Nigam Ltd. GDR
(Telephone).............................          16,000      176,000
                                                          -----------
                                                              887,312
                                                          -----------

INDONESIA--5.1%
PT Gudang Garam Tbk (Tobacco)...........         130,000      194,641
PT Indonesian Satellite Corp. Tbk
(Telephone).............................         175,000      178,152

PT Unilever Indonesia Tbk (Household
Products (Non-Durable)).................          20,000      282,931
                                                          -----------
                                                              655,724
                                                          -----------

18                     See Notes to Financial Statements

Phoenix-Aberdeen New Asia Fund

                                                SHARES       VALUE
                                              ----------  -----------
MALAYSIA--7.5%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic)).................          75,000  $   256,586

Malaysian Oxygen Berhad (Chemicals
(Specialty))............................          95,000      250,007
Public Bank Berhad (Banks (Major
Regional))..............................         250,000      205,269
Sime UEP Properties Berhad
(Homebuilding)..........................         200,000      263,165
                                                          -----------
                                                              975,027
                                                          -----------

PHILIPPINES--3.6%
Ayala Land, Inc. (Financial
(Diversified))..........................       1,250,000      141,829

Bank of The Philippine Islands (Banks
(Major Regional)).......................          75,000      109,292

La Tondena Distillers, Inc. (Beverages
(Alcoholic))............................         300,000      213,578
                                                          -----------
                                                              464,699
                                                          -----------
SINGAPORE--16.2%
City Developments Ltd. (Financial
(Diversified))..........................          50,000      213,388

Clipsal Industries (Holdings) Ltd.
(Electrical Equipment)..................         150,000      196,375

NatSteel Ltd. (Metal Fabricators).......         100,000      136,684

Oversea-Chinese Banking Corp. Ltd.
(Banks (Major Regional))................          30,000      218,002
Robinson & Co., Ltd. (Retail (Department
Stores))................................          90,000      230,459
Singapore Airlines Ltd. (Airlines)......          37,000      373,429

Singapore Press Holdings Ltd.
(Publishing (Newspapers))...............          15,000      255,201

United Overseas Bank Ltd. (Banks (Major
Regional))..............................          65,920      471,419
                                                          -----------
                                                            2,094,957
                                                          -----------
SOUTH KOREA--9.8%
H&CB (Banks (Major Regional))...........           8,000      165,486
Kookmin Bank (Banks (Major Regional))...          15,000      177,978
Korea Telecom Corp. (Telephone).........           5,000      357,299
Pohang Iron & Steel Co., Ltd. (Iron &
Steel)..................................           5,500      440,639
Seoul City Gas Co., Ltd. (Natural
Gas)....................................          10,000      134,323
                                                          -----------
                                                            1,275,725
                                                          -----------

                                                SHARES       VALUE
                                              ----------  -----------

SRI LANKA--1.9%
John Keells Holdings Ltd. (Beverages
(Alcoholic))............................         225,000  $   135,454

National Development Bank Ltd. (Banks
(Major Regional)).......................         150,000      113,916
                                                          -----------
                                                              249,370
                                                          -----------

TAIWAN--9.0%
Bank Sinopac (Banks (Major
Regional))(b)...........................         550,000      368,925
President Chain Store Corp. (Retail
(Food Chains))..........................          70,080      258,769
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................          57,650      162,861

Taiwan Secom (Services (Commercial &
Consumer))..............................         117,000      165,262

Taiwan Semiconductor Manufacturing Co.
Ltd. (Equipment (Semiconductors))(b)....          50,000      204,779
                                                          -----------
                                                            1,160,596
                                                          -----------

THAILAND--5.5%
BEC World Public Co., Ltd.
(Entertainment).........................          30,000      175,708

Hana Microelectronics Public Co., Ltd.
(Electronics (Component
Distributors))..........................          40,000      284,617

Phatra Insurance Public Co., Ltd.
(Insurance (Property-Casualty)).........          73,700       92,752

Ruam Pattana Fund II (Financial
(Diversified))(b).......................       1,500,000      156,104
                                                          -----------
                                                              709,181
                                                          -----------

UNITED KINGDOM--4.8%
HSBC Holdings PLC (Financial
(Diversified))..........................          30,000      394,321

Rowe Evans Investments Group PLC
(Agricultural Products).................         200,000      223,157
                                                          -----------
                                                              617,478
                                                          -----------
---------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $14,509,451)                              12,504,956
---------------------------------------------------------------------

                       See Notes to Financial Statements                      19

Phoenix-Aberdeen New Asia Fund

                                                SHARES       VALUE
                                              ----------  -----------
FOREIGN PREFERRED STOCKS--1.8%

SOUTH KOREA--1.8%
Samsung Electronics (Electronics
(Component Distributors))...............           2,000  $   232,826
---------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(IDENTIFIED COST $228,861)                                    232,826
---------------------------------------------------------------------

TOTAL INVESTMENTS--98.3%
(IDENTIFIED COST $14,738,312)                            12,737,782(a)
Cash and receivables, less liabilities--1.7%                217,435
                                                       ------------
NET ASSETS--100.0%                                     $ 12,955,217
                                                       ============

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $1,659,897 and gross depreciation of $3,809,130 for federal income tax purposes. At July 31, 2000, the aggregate cost of securities for federal income tax purposes was $14,887,015.
(b)  Non-income producing.

20                     See Notes to Financial Statements

Phoenix-Aberdeen New Asia Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Agricultural Products...................     1.7%
Airlines................................     2.9
Auto Parts & Equipment..................     1.6
Banks (Major Regional)..................    15.5
Beverages (Alcoholic)...................     8.0
Chemicals (Specialty)...................     2.0
Distributors (Food & Health)............     1.5
Electric Companies......................     1.2
Electrical Equipment....................     1.5
Electronics (Component Distributors)....     4.1
Engineering & Construction..............     1.6
Entertainment...........................     1.4
Equipment (Semiconductors)..............     1.6
Financial (Diversified).................    11.5
Foods...................................     1.3
Homebuilding............................     2.1
Household Products (Non-Durable)........     2.2
Insurance (Property-Casualty)...........     2.7
Iron & Steel............................     3.5
Lodging-Hotels..........................     3.4
Manufacturing (Diversified).............     3.9
Metal Fabricators.......................     1.1
Natural Gas.............................     2.7
Oil & Gas (Refining & Marketing)........     1.2
Publishing (Newspapers).................     2.0
Retail (Department Stores)..............     1.8
Retail (Food Chains)....................     2.0
Retail (Specialty-Apparel)..............     3.9
Services (Commercial & Consumer)........     1.3
Telephone...............................     7.3
Tobacco.................................     1.5
                                          ------
                                           100.0%
                                          ======

                       See Notes to Financial Statements                      21

Phoenix-Aberdeen New Asia Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 31, 2000

ASSETS
Investment securities at value
  (Identified cost $14,738,312)                               $12,737,782
Foreign currency at value
  (Identified cost $75,570)                                        75,084
Receivables
  Fund shares sold                                                334,280
  Investment securities sold                                      143,702
  Receivable from adviser                                          60,638
  Dividends and interest                                           22,671
Prepaid expenses                                                       96
                                                              -----------
    Total assets                                               13,374,253
                                                              -----------
LIABILITIES
Payables
  Custodian                                                        83,147
  Fund shares repurchased                                         206,122
  Investment securities purchased                                  49,600
  Transfer agent fee                                               10,897
  Trustees' fee                                                     6,233
  Distribution fee                                                  4,975
  Financial agent fee                                               3,824
  Administration fee                                                1,682
Accrued expenses                                                   52,556
                                                              -----------
    Total liabilities                                             419,036
                                                              -----------
NET ASSETS                                                    $12,955,217
                                                              ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $16,187,116
Undistributed net investment income                               525,950
Accumulated net realized loss                                  (1,757,000)
Net unrealized depreciation                                    (2,000,849)
                                                              -----------
NET ASSETS                                                    $12,955,217
                                                              ===========
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $9,637,853)               1,123,415
Net asset value per share                                           $8.58
Offering price per share $8.58/(1-5.75%)                            $9.10
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,317,364)                 394,355
Net asset value and offering price per share                        $8.41

                            STATEMENT OF OPERATIONS
                            YEAR ENDED JULY 31, 2000

INVESTMENT INCOME
Dividends                                                     $   509,500
Interest                                                           20,108
Foreign taxes withheld                                            (25,676)
                                                              -----------
    Total investment income                                       503,932
                                                              -----------
EXPENSES
Investment advisory fee                                           115,170
Distribution fee, Class A                                          24,980
Distribution fee, Class B                                          35,573
Financial agent fee                                                51,200
Administration fee                                                 20,324
Custodian                                                          67,911
Transfer agent                                                     57,838
Professional                                                       32,246
Printing                                                           23,669
Registration                                                       23,085
Trustees                                                           21,989
Miscellaneous                                                      14,245
                                                              -----------
    Total expenses                                                488,230
    Less expenses borne by investment adviser                    (177,011)
                                                              -----------
    Net expenses                                                  311,219
                                                              -----------
NET INVESTMENT INCOME                                             192,713
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 2,050,169
Net realized loss on foreign currency transactions                (15,846)
Net change in unrealized appreciation (depreciation) on
  investments                                                  (1,556,427)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions               (2,793)
                                                              -----------
NET GAIN ON INVESTMENTS                                           475,103
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $   667,816
                                                              ===========

22                     See Notes to Financial Statements

Phoenix-Aberdeen New Asia Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                          Year Ended   Year Ended
                                            7/31/00      7/31/99
                                          -----------  -----------
FROM OPERATIONS
  Net investment income (loss)            $   192,713  $    81,072
  Net realized gain (loss)                  2,034,323     (617,377)
  Net change in unrealized appreciation
    (depreciation)                         (1,559,220)   4,773,146
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 667,816    4,236,841
                                          -----------  -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                   --       (7,556)
  Net investment income, Class B                   --       (1,990)
  In excess of net investment income,
    Class A                                        --      (65,904)
  In excess of net investment income,
    Class B                                        --      (17,358)
                                          -----------  -----------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  --      (92,808)
                                          -----------  -----------
FROM SHARE TRANSACTIONS
CLASS A
    Proceeds from sales of shares
     (1,928,260 and 1,223,989 shares,
     respectively)                         16,315,574    8,368,949
    Net asset value of shares issued
     from reinvestment of distributions
      (0 and 11,699 shares,
     respectively)                                 --       71,364
    Cost of shares repurchased
     (1,907,249 and 1,299,843 shares,
     respectively)                        (16,283,370)  (8,708,720)
                                          -----------  -----------
Total                                          32,204     (268,407)
                                          -----------  -----------
CLASS B
    Proceeds from sales of shares
     (70,377 and 81,037 shares,
     respectively)                            608,044      538,924
    Net asset value of shares issued
     from reinvestment of distributions
      (0 and 2,871 shares, respectively)           --       17,372
    Cost of shares repurchased (104,294
     and 165,810 shares, respectively)       (901,309)    (991,898)
                                          -----------  -----------
Total                                        (293,265)    (435,602)
                                          -----------  -----------
  INCREASE (DECREASE) IN NET ASSETS FROM
    SHARE TRANSACTIONS                       (261,061)    (704,009)
                                          -----------  -----------
  NET INCREASE (DECREASE) IN NET ASSETS       406,755    3,440,024
NET ASSETS
    Beginning of period                    12,548,462    9,108,438
                                          -----------  -----------
    END OF PERIOD [INCLUDING
     UNDISTRIBUTED NET INVESTMENT INCOME
     (LOSS) AND DISTRIBUTIONS IN EXCESS
     OF NET INVESTMENT INCOME OF
     $525,950 AND ($49,284),
     RESPECTIVELY]                        $12,955,217  $12,548,462
                                          ===========  ===========

                       See Notes to Financial Statements                      23

Phoenix-Aberdeen New Asia Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                                  ------------------------------------------------------
                                                                                                 FROM
                                                           YEAR ENDED JULY 31,                 INCEPTION
                                                  -------------------------------------        9/4/96 TO
                                                       2000          1999          1998         7/31/97
Net asset value, beginning of period              $    8.23     $    5.45     $   10.44         $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4)                      0.15          0.07          0.06            0.09(7)
  Net realized and unrealized gain (loss)              0.20          2.78         (4.75)           0.41
                                                  ---------     ---------     ---------         -------
      TOTAL FROM INVESTMENT OPERATIONS                 0.35          2.85         (4.69)           0.50
                                                  ---------     ---------     ---------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --         (0.01)        (0.10)          (0.06)
  In excess of net investment income                     --         (0.06)        (0.20)             --
                                                  ---------     ---------     ---------         -------
      TOTAL DISTRIBUTIONS                                --         (0.07)        (0.30)          (0.06)
                                                  ---------     ---------     ---------         -------
Change in net asset value                              0.35          2.78         (4.99)           0.44
                                                  ---------     ---------     ---------         -------
NET ASSET VALUE, END OF PERIOD                    $    8.58     $    8.23     $    5.45         $ 10.44
                                                  =========     =========     =========         =======
Total return(1)                                        4.25%        52.94%      (45.29)%           4.98%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $9,638        $9,068        $6,352         $13,355

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(5)                                2.10%         2.10%        2.10%            2.10%(2)
  Net investment income                                1.63%         1.03%        0.89%            0.95%(2)
Portfolio turnover                                       67%           38%          44%               9%(3)

                                                                         CLASS B
                                                  ------------------------------------------------------
                                                                                                 FROM
                                                           YEAR ENDED JULY 31,                 INCEPTION
                                                  -------------------------------------        9/4/96 TO
                                                       2000          1999          1998         7/31/97
Net asset value, beginning of period              $    8.13     $    5.40     $   10.39         $10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)(4)                      0.08          0.02          0.01           0.01(7)
  Net realized and unrealized gain (loss)              0.20          2.75         (4.73)          0.43
                                                  ---------     ---------     ---------         ------
      TOTAL FROM INVESTMENT OPERATIONS                 0.28          2.77         (4.72)          0.44
                                                  ---------     ---------     ---------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income                   --            --         (0.09)         (0.05)
  In excess of net investment income                     --         (0.04)        (0.18)            --
                                                  ---------     ---------     ---------         ------
      TOTAL DISTRIBUTIONS                                --         (0.04)        (0.27)         (0.05)
                                                  ---------     ---------     ---------         ------
Change in net asset value                              0.28          2.73         (4.99)          0.39
                                                  ---------     ---------     ---------         ------
NET ASSET VALUE, END OF PERIOD                    $    8.41     $    8.13     $    5.40         $10.39
                                                  =========     =========     =========         ======
Total return(1)                                        3.44%        51.68%      (45.83)%          4.37%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $3,317        $3,481        $2,756         $6,416

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses(6)                                2.85%         2.85%        2.85%           2.85%(2)
  Net investment income                                0.83%         0.30%        0.18%           0.06%(2)
Portfolio turnover                                       67%           38%          44%              9%(3)

(1)  Maximum sales charges are not reflected in the total calculation.
(2)  Annualized.
(3)  Not annualized.
(4)  Computed using average shares outstanding.
(5) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 3.41%, 3.20%, 3.52% and 3.76% for the periods ended July 31, 2000, 1999, 1998 and
     1997, respectively.
(6) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 4.15%, 3.95%, 4.27% and 4.51% for the periods ended July 31, 2000, 1999, 1998 and
     1997, respectively.
(7) 1997 distributions were made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

24                     See Notes to Financial Statements

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Aberdeen Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose shares are offered in two separate Series. Each Series has distinct investment objectives.

  The Global Small Cap Fund seeks as its investment objective long-term capital appreciation through investing in a globally diversified portfolio of equity securities of small and medium sized companies. The New Asia Fund seeks as its investment objective long-term capital appreciation through investing in equity securities of issuers located in at least three different countries throughout Asia other than Japan.

  Each Series offers both Class A and Class B shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Interest income is recorded on the accrual basis. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, foreign currency gain/loss, Passive Foreign Investment Companies, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000 (CONTINUED)

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. EXPENSES:

  Expenses incurred by the Trust with respect to more than one Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

H. REPURCHASE AGREEMENTS:

  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  Phoenix-Aberdeen International Advisors, LLC ("PAIA" or the "Adviser") serves as the investment adviser to the Trust. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust
PLC).

  PAIA is entitled to a fee at an annual rate of 0.85% of the average daily net assets of each Series. Pursuant to sub-advisory agreements, the Adviser delegates certain investment decisions and functions to other entities. Phoenix Investment Counsel, Inc. ("PIC"), an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average aggregate daily net assets of each Series from PAIA for providing cash management and other services, as needed. In addition, PAIA allocates certain assets of the Global Small Cap Series for management by PIC. PAIA pays a sub-advisory fee to PIC at an annual rate of 0.40% of the average daily net assets of the Global Small Cap Series so allocated. PAIA also pays a sub-advisory fee to Aberdeen at an annual rate of 0.40% of the average net assets of the Global Small Cap Series and 0.40% of the average net assets of the New Asia Series allocated to Aberdeen by the Adviser for management.

  The Adviser has agreed to reimburse the Global Small Cap Series and the New Asia Series to the extent that other operating expenses (excluding advisory fees, distribution fees, interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 1.00% of the average daily net assets for Class A and Class B shares for each Series.

  Phoenix Equity Planning Corporation ("PEPCO" or the "Distributor"), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained net selling commissions of $6,122 for Class A shares and deferred sales charges of $37,638 for Class B shares for the year ended July 31, 2000. In addition, each Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series. The Distributor has advised the Trust that of the total amount expensed for the year ended July 31, 2000, $144,172 was retained by the Distributor, $56,289 was paid out to unaffiliated participants and $10,870 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent to the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Trust. Certain minimums and waivers may apply. As Administrator for the Trust, Phoenix Investment Partners Ltd., an indirect, majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.15% of the average daily net assets of each Series for administrative services.

  PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended July 31, 2000, transfer agent fees were $130,067 of which PEPCO retained $8,914 which is net of fees paid to State Street.

  At July 31, 2000, PHL and its affiliates held Trust shares which aggregated the following:

                                                    Aggregate
                                                    Net Asset
                                           Shares     Value
                                          --------  ----------
Global Small Cap Fund, Class A..........  588,481   $8,056,305
New Asia Fund, Class A..................  309,003    2,651,246

PHOENIX-ABERDEEN SERIES FUND
NOTES TO FINANCIAL STATEMENTS
JULY 31, 2000 (CONTINUED)

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended July 31, 2000 (excluding U.S. Government and agency securities, short-term securities, and forward currency contracts) aggregated the following:

                                           Purchases      Sales
                                          -----------  -----------
Global Small Cap Fund...................  $31,199,676  $32,832,422
New Asia Fund...........................    8,772,470    9,027,822

  There were no purchases or sales of long-term U.S. Government and agency securities during the year ended July 31, 2000.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Series' ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  At July 31, 2000, the New Asia Fund had a capital loss carryover of $1,644,109, expiring in 2007. This may be used to offset future capital gains.

  For the year ended July 31, 2000 the Global Small Cap Fund and the New Asia Fund were able to utilize losses deferred in the prior year against current year capital gains in the amount of $731,216 and $1,633,919, respectively.

  Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended July 31, 2000, the Global Small Cap Fund and the New Asia Fund had foreign currency losses deferred in the amounts of $6,008 and $21,836, respectively.

  For the year ended July 31, 2000, prior year losses deferred were utilized as follows: Global Small Cap Fund $253,741 of capital and $1,226 of currency and New Asia Fund $134,909 of capital.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Trust have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Trust and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of July 31, 2000, the Trust recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                                        Capital paid
                                          Undistributed   Accumulated   in on shares
                                          net investment  net realized  of beneficial
                                          income (loss)   gain (loss)     interest
                                          --------------  ------------  -------------
Global Small Cap Fund...................     $333,659      $(337,984)     $  4,325
New Asia Fund...........................      382,521       (370,332)      (12,189)

  This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Series Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS
[LOGO]

To the Trustees and Shareholders of
Phoenix-Aberdeen Series Fund

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Global Small Cap Fund and the New Asia Fund (constituting the Phoenix-Aberdeen Series Fund, hereinafter referred to as the "Trust") at July 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 11, 2000

RESULTS OF SHAREHOLDER MEETING (UNAUDITED)

Special meetings of Shareholders of the Phoenix-Aberdeen Series Fund were held on May 16, 2000 and June 29, 2000 to approve the following matter:

    1. Approve a new Rule 12b-1 Distribution Plan for Class B Shares

On the record date for these meetings, the shares outstanding and percentage of the shares outstanding and entitled to vote that were present by proxy were as follows:

CLASS OF SHARES                                              SHARES OUTSTANDING   PERCENTAGE PRESENT BY PROXY
---------------                                              ------------------   ---------------------------
Phoenix-Aberdeen Global Small Cap Fund Class B                    838,246                   53.39%
Phoenix-Aberdeen New Asia Fund Class B                            401,859                   54.51%

NUMBER OF VOTES

                                             FOR      AGAINST    ABSTAIN
                                          ---------  ---------  ---------
1. Approve a new Rule 12b-1 Distribution
  Plan for Class B Shares of
    Phoenix-Aberdeen Global Small Cap
  Fund                                     381,873     32,668     32,977
2. Approve a new Rule 12b-1 Distribution
  Plan for Class B Shares of
    Phoenix-Aberdeen New Asia Fund         202,527     12,008      4,519

PHOENIX-ABERDEEN SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis F. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Chong Yoon Chou, Senior Vice President
Christopher D. Fishwick, Senior Vice President
Vivek Gandhi, Senior Vice President
Peter Hames, Senior Vice President
Gawaine Lewis, Senior Vice President
Hugh Young, Senior Vice President
Shahreza Yusof, Senior Vice President
Christian C. Bertelsen, Vice President
Robert S. Driessen, Vice President
Julie L. Sapia, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Clerk and Secretary

INVESTMENT ADVISER
Phoenix-Aberdeen International Advisors, LLC
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

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For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
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